Exhibit 10.27J

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

NINTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This NINTH AMENDMENT (this “Ninth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this amendment is the date last signed below (the “Ninth Amendment Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #4131273) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Ninth Amendment. If the terms and conditions set forth in this Ninth Amendment conflict with the Agreement, the terms and conditions of this Ninth Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Ninth Amendment shall have the meaning set forth in the Agreement. Upon execution of this Ninth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Ninth Amendment. Except as amended by this Ninth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.
Customer desires and CSG agrees to provide access to [********* **** stored in *** ******]. As a result, the following section shall be added to Schedule F, Fees, Section III. Direct Solutions (Print and Mail Services):

Description of Item/Unit of Measure	[*********]	[***]
X. [****** ********]
A.
[***** (*) ****** (******* ***** plus *** (*) ***** ******) ******** and ******* access to ********* ********* ****** (*** ******) and ********* **** (*** ******) (*** **** ***** or *** ******]) (Note 24)
	[*******]	$[******]

Note 24: CSG shall provide the ability for Customer to access [****** (**) **** of ******** ********* ****** in *** ****** and ********* **** in *** ****** for Customer’s ********* statements via CSG’s ****** service. The fee is invoiced ******* based on the current ******* **** ***** and *** ****** ****** ingested into the ******** system. For example, and purposes of clarity, if the ******* ******* **** ***** and *** ****** ****** is **********, the fee shall be $******** (********** * $*****]).

IN WITNESS WHEREOF the parties hereto have caused this Ninth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: SVP Procurement	Title: SVP, General Counsel & Secretary
Date: 09-Aug-21	Date: Jul 26, 2021